UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2007




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

             Delaware                           62-1040440
  (State or other jurisdiction                (IRS employer
       of incorporation)                    identification No.)
                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 31, 2007, Delta and Pine Land Company (the "Company") issued a press release announcing that Monsanto Company ("Monsanto") and the U.S. Department of Justice ("DOJ") have reached an agreement regarding the proposed acquisition of the Company by Monsanto. Under the terms of the agreement, Monsanto will be required to divest certain assets, including its U.S. branded cotton seed business. Monsanto plans to close its acquisition and resulting divestitures as soon as possible, following the required approvals from the court and the DOJ. This press release is attached as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.          Description
-----------          -----------
99.1                 Press release dated May 31, 2007.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date: May 31, 2007       /s/ Kenneth M. Avery
                         --------------------
                         Kenneth M. Avery,
                         Vice President - Chief Financial Officer and Assistant
                         Secretary